EXECUTION VERSION DOC ID - 33093261.11 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT by and among Priority Technology Holdings, Inc. and the other parties hereto Dated as of September 17, 2021

i DOC ID - 33093261.11 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS ........................................................................................................... 1  Section 1.1  Certain Definitions .............................................................................................. 1  Section 1.2  Other Definitional Provisions; Interpretation. .................................................... 4  ARTICLE II REGISTRATION RIGHTS ...................................................................................... 5  Section 2.1  Right to Demand a Non-Shelf Registered Offering ............................................ 5  Section 2.2  Right to Piggyback on a Non-Shelf Registered Offering ................................... 5  Section 2.3  Right to Demand and be Included in a Shelf Registration .................................. 6  Section 2.4  Demand and Piggyback Rights for Shelf Takedowns ........................................ 6  Section 2.5  Right to Reload a Shelf ....................................................................................... 6  Section 2.6  Limitations on Demand and Piggyback Rights. ................................................. 6  Section 2.7  Notifications Regarding Registration Statements ............................................... 7  Section 2.8  Notifications Regarding Registration Piggyback Rights .................................... 7  Section 2.9  Notifications Regarding Demanded Underwritten Takedowns. ......................... 8  Section 2.10  Plan of Distribution, Underwriters and Counsel ................................................. 8  Section 2.11  Cutbacks .............................................................................................................. 8  Section 2.12  Lock-ups. ............................................................................................................ 9  Section 2.13  Expenses ............................................................................................................. 9  Section 2.14  Facilitating Registrations and Offerings. .......................................................... 10  ARTICLE III INDEMNIFICATION ............................................................................................ 13  Section 3.1  Indemnification by the Company ...................................................................... 13  Section 3.2  Indemnification by the Holders and Underwriters ............................................ 14  Section 3.3  Notices of Claims, Etc. ..................................................................................... 15  Section 3.4  Contribution ...................................................................................................... 15  Section 3.5  Non-Exclusivity ................................................................................................ 16  ARTICLE IV OTHER .................................................................................................................. 16  Section 4.1  Notices .............................................................................................................. 16  Section 4.2  Assignment ....................................................................................................... 17  Section 4.3  Amendments; Waiver ....................................................................................... 18  Section 4.4  Third Parties ...................................................................................................... 18  Section 4.5  Rule 144 ............................................................................................................ 18  Section 4.6  In-Kind Distributions ........................................................................................ 18  Section 4.7  No Inconsistent Agreements ............................................................................. 19  Section 4.8  Mergers ............................................................................................................. 19  Section 4.9  Governing Law ................................................................................................. 19  Section 4.10  CONSENT TO JURISDICTION ...................................................................... 19  Section 4.11  MUTUAL WAIVER OF JURY TRIAL ........................................................... 20  Section 4.12  Specific Performance ........................................................................................ 20  Section 4.13  Entire Agreement .............................................................................................. 20  Section 4.14  Severability ....................................................................................................... 20  Section 4.15  Counterparts ...................................................................................................... 20

ii DOC ID - 33093261.11 Section 4.16  No Recourse ...................................................................................................... 20  Section 4.17  Independent Nature of Holders’ Obligations and Rights .................................. 20

1 DOC ID - 33093261.11 AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is dated as of September 17, 2021 and is by and among Priority Technology Holdings, Inc., a Delaware corporation (the “Company”), Thomas C. Priore (“TCP”), The Thomas C. Priore 2019 GRAT (“TCP 2019 GRAT”), the Thomas C. Priore Irrevocable Insurance Trust U/A/D 1/8/2010 (“TCP Insurance Trust”, and, together with TCP and TCP 2019 GRAT, the “TCP Investor Group”), Trident Finxera Holdings LP, a Delaware limited partnership (“Trident”), and the individuals or entities listed on Schedule A hereto (each, an “Individual” and, collectively, the “Individuals”). BACKGROUND WHEREAS, the Company, TCP and certain Individuals are parties to that certain Registration Rights Agreement, dated as of July 25, 2018 (the “Prior Agreement”); WHEREAS, Finxera Holdings, Inc., a Delaware corporation (“Finxera”), the Company, Prime Warrior Acquisition Corp., a Delaware corporation and indirect wholly-owned subsidiary of the Company, and, solely in its capacity as the representative of the Equityholders (as defined therein), Stone Point Capital LLC, a Delaware limited liability company, are parties to that certain Agreement and Plan of Merger, dated as of March 5, 2021 (the “Merger Agreement”), pursuant to which the Company has agreed, among other things, to issue shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) to Trident and other stockholders of Finxera (the “Rollover Holders”) in connection with the consummation of the transactions contemplated by the Merger Agreement (the “Closing”); and WHEREAS, as a condition to the willingness of Finxera to enter into the Merger Agreement, the Company has agreed to enter into this Agreement to amend and restate the Prior Agreement in order to provide rights relating to the registration of shares of Common Stock issued to Trident and certain of the Rollover Holders. NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS Section 1.1 Certain Definitions. As used in this Agreement: “Affiliate” has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof, including with respect to the Trident Investor Group, any investment fund or holding company that is directly or indirectly managed or advised by a manager or advisor of the Trident Investor Group or any of its direct or indirect equityholders. “Agreement” has the meaning set forth in the preamble.

2 DOC ID - 33093261.11 “Block Sale” means the sale of Common Stock by the Trident Investor Group to one or more purchasers in a registered transaction by means of (i) a bought deal, (ii) a block trade, (iii) a direct sale or (iv) an overnight deal. “Board” means the board of directors of the Company. “Business Day” means a day other than a Saturday, Sunday, federal or New York State holiday or other day on which commercial banks in New York City are authorized or required by law to close. “Closing” has the meaning set forth in the recitals. “Common Stock” has the meaning set forth in the recitals. “Company” has the meaning set forth in the preamble. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time. “FINRA” means Financial Industry Regulatory Authority, Inc. “Finxera” has the meaning set forth in the recitals. “Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government. “Holder” means each member of the TCP Investor Group, the members of the Trident Investor Group, and each Individual that is a holder of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities or any Transferee of such Person to whom registration rights are assigned pursuant to Section 4.2. “Indemnified Party” and “Indemnified Parties” have the meanings set forth in Section 3.1. “Individual” has the meaning set forth in the preamble. “Law” means any statute, law, regulation, ordinance, rule, injunction, order, decree, governmental approval, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority. “Lock-Up Period” has the meaning set forth in Section 2.12. “Merger Agreement” has the meaning set forth in the recitals. “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a cooperative, an unincorporated organization, or other form of business organization, whether or not regarded as a

3 DOC ID - 33093261.11 legal entity under applicable Law, or any Governmental Authority or any department, agency or political subdivision thereof. “Prior Agreement” has the meaning set forth in the recitals. “Registrable Securities” means all (i) shares of Common Stock, (ii) Warrants and (iii) any securities into which the Common Stock or Warrants may be converted or exchanged pursuant to any merger, consolidation, sale of all or any part of its assets, corporate conversion or other extraordinary transaction of the Company held by a Holder. As to any Registrable Securities, such securities will cease to be Registrable Securities when: (a) a registration statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective registration statement; (b) such Registrable Securities shall have been sold pursuant to Rule 144 or 145 (or any similar provision then in effect) under the Securities Act; or (c) such Registrable Securities cease to be outstanding. “Registration Expenses” means any and all expenses incurred in connection with the performance of or compliance with this Agreement (whether or not any registration statement becomes effective or any sale or Registrable Securities is made), including: (a) all SEC, stock exchange, or FINRA registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA, and of its counsel); (b) all fees and expenses of complying with securities or blue sky Laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (c) all printing, messenger and delivery expenses; (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or FINRA and all rating agency fees; (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance; (f) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any;

4 DOC ID - 33093261.11 (g) any fees and disbursements of counsel (including the fees and disbursements of outside counsel (i) for the Trident Investor Group and (ii) for the other Holders) incurred in connection with any registration statement or registered offering covering Registrable Securities held by the Holders; (h) the costs and expenses of the Company relating to analyst and investor presentations or any “road show” undertaken in connection with the registration and/or marketing of the Registrable Securities (including the reasonable out-of-pocket expenses of the Holders); and (i) any other fees and disbursements customarily paid by the issuers of securities. “SEC” means the U.S. Securities and Exchange Commission or any successor agency. “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time. “TCP” has the meaning set forth in the preamble. “TCP Investor Group” has the meaning set forth in the preamble. “Transfer” (including its correlative meanings, “Transferor”, “Transferee” and “Transferred”) shall mean, with respect to any security, directly or indirectly, to sell, contract to sell, give, assign, hypothecate, pledge, encumber, grant a security interest in, offer, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any economic, voting or other rights in or to such security. When used as a noun, “Transfer” shall have such correlative meaning as the context may require. “Trident” has the meaning set forth in the preamble. “Trident Demand Offering” has the meaning set forth in Section 2.1(a). “Trident Investor Group” shall mean Trident Finxera Holdings LP and its Affiliates and any Transferee of any such Person to whom registration rights are assigned pursuant to Section 4.2. “Warrants” means the warrants to purchase shares of Common Stock. “WKSI” means a well-known seasoned issuer, as defined in Rule 405 under the Securities Act. Section 1.2 Other Definitional Provisions; Interpretation. (a) The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision

5 DOC ID - 33093261.11 of this Agreement, and references in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specified. (b) The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement. (c) The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms. ARTICLE II REGISTRATION RIGHTS Section 2.1 Right to Demand a Non-Shelf Registered Offering. (a) Upon the demand of the TCP Investor Group or the Trident Investor Group made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a non-shelf registered offering of the Registrable Securities requested by such Holder to be included in such offering. Notwithstanding the foregoing, with respect to any demand by the Trident Investor Group pursuant to this Section 2.1 (a “Trident Demand Offering”), (i) in no event shall the Company be obligated under this Section 2.1(a) to effect more than two (2) Trident Demand Offerings (which may be underwritten or non-underwritten) and (ii) no such demand shall be effective hereunder unless the Registrable Securities proposed to be offered by the Trident Investor Group in such offering have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least $25 million or such request includes all Registrable Securities owned by the Trident Investor Group at such time. Any demanded non-shelf registered offering may, at the Company’s option, include shares of Common Stock to be sold by the Company for its own account and will also, subject to Section 2.6, include Registrable Securities to be sold by Holders that exercise their related piggyback rights on a timely basis. (b) No Trident Demand Offering shall be deemed to have occurred for the purposes of this Section 2.1 if the registration statement relating thereto (i) does not become effective, (ii) is not maintained effective for 90 days (or such shorter period as shall terminate when all Registrable Securities covered by such registration statement have been sold) or (iii) the offering of the Registrable Securities pursuant to such registration statement is subject to a stop order, injunction or similar order or requirement of the SEC during such period, in which case, the Trident Investor Group shall be entitled to an additional Trident Demand Offering in lieu thereof. Section 2.2 Right to Piggyback on a Non-Shelf Registered Offering. In connection with any registered offering of Common Stock covered by a non-shelf registration statement other than a Block Sale (whether pursuant to the exercise of demand rights or at the initiative of the Company), any non-demanding Holders may exercise piggyback rights to have included in such offering Registrable Securities held by them. The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering. For the avoidance of doubt, if a Holder exercises the demand set forth in Section 2.1, each Holder (including the demanding Holder) shall have the right to sell Registrable Securities in the offering on a “pro rata”

6 DOC ID - 33093261.11 basis with “pro rata” being determined by dividing the number of Registrable Securities held by a Holder by the number of Registrable Securities held by all Holders. Section 2.3 Right to Demand and be Included in a Shelf Registration. Upon the demand of any Holder, made at any time and from time to time when the Company is eligible to utilize Form S-3 or a successor form to sell Registrable Securities in a secondary offering on a delayed or continuous basis in accordance with Rule 415 of the Securities Act, the Company will facilitate in the manner described in this Agreement a shelf registration of Registrable Securities held by the Holders. Any shelf registration filed by the Company covering shares (whether pursuant to a Holder’s demand or the initiative of the Company) will cover Registrable Securities held by each of the Holders up to the highest common percentage of their original respective holdings, which, in the case of a demand by a Holder, such highest common percentage will be agreed upon by the demanding Holder. If at the time of such request the Company is a WKSI, such shelf registration would, at the request of the Trident Investor Group or a majority of the other Holders, cover an unspecified number of shares and Registrable Securities to be sold by the Company and the Holders. Section 2.4 Demand and Piggyback Rights for Shelf Takedowns. Upon the demand of one or more of the TCP Investor Group or the Trident Investor Group made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of an effective shelf registration statement. In connection with any underwritten shelf takedown (whether pursuant to the exercise of such demand rights or at the initiative of the Company), the Holders may, subject to Section 2.6, exercise piggyback rights to have included in such takedown Registrable Securities held by them that are registered on such shelf. Notwithstanding the foregoing, (a) Holders (other than the Trident Investor Group) may not demand a shelf takedown for an offering that will result in the imposition of a lock-up on the Company and the Holders unless the Registrable Securities requested to be sold by the demanding Holders in such takedown have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least $50.0 million and (b) the Trident Investor Group may not demand a shelf takedown for an underwritten offering or Block Sale unless the Registrable Securities requested to be sold by the Trident Investor Group in such takedown have an aggregate market value (based on the most recent closing price of the Common Stock at the time of the demand) of at least $25.0 million or such request includes all Registrable Securities owned by the Trident Investor Group at such time. Section 2.5 Right to Reload a Shelf. Upon the written request of a Holder, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of Registrable Securities previously taken down off of such shelf by such Holder and not yet “reloaded” onto such shelf. The Holders and the Company will consult and coordinate with each other in order to accomplish such replenishments from time to time in a sensible manner. Section 2.6 Limitations on Demand and Piggyback Rights. (a) Any demand for the filing of a registration statement or for a registered offering or takedown will be subject to the constraints of any applicable lock-up arrangements, and such demand must be deferred until such lock-up arrangements no longer apply. If a demand

7 DOC ID - 33093261.11 has been made for a non-shelf registered offering (other than a Block Sale) or for an underwritten takedown, no further demands may be made so long as the related offering is still being pursued. After an underwritten offering demanded by a Holder, such Holder may not make another demand for an underwritten offering prior to 60 days after the expiration of the lock-up applicable to its prior demanded offering unless another Holder joins in the demand. Notwithstanding anything in this Agreement to the contrary, (i) the Holders will not have piggyback or other registration rights with respect to registered primary offerings by the Company (A) covered by a Form S-8 registration statement or a successor form applicable to employee benefit-related offers and sales, (B) where the shares are not being sold for cash or (C) where the offering is a bona fide offering of securities other than shares or other Registrable Securities, even if such securities are convertible into or exchangeable or exercisable for shares, and (ii) the Holders (other than the Trident Investor Group) will not have piggyback or other registration rights (or be entitled to any notices relating thereto) with respect to any Block Sale (including a Block Sale off of a shelf registration statement). (b) The Company may postpone the filing of a demanded registration statement or suspend the effectiveness of any shelf registration statement for a reasonable “blackout period” not in excess of 90 consecutive days (but not more than twice in any 12-month period and not sooner than 90 days from any prior postponement) if the Board determines that such registration or offering could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company. The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed. Section 2.7 Notifications Regarding Registration Statements. Prior to exercising demand rights for a registration statement, the Holders (other than the Trident Investor Group) will consult with each other in this regard. In order for one or more Holders to exercise their right to demand that a registration statement be filed, they must so notify the Company in writing indicating the number of Registrable Securities sought to be registered and the proposed plan of distribution. The Company will keep the Holders contemporaneously apprised of any registration of Common Stock, whether pursuant to a Holder demand or otherwise, with respect to which a piggyback opportunity is available. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions. Section 2.8 Notifications Regarding Registration Piggyback Rights. Any Holder wishing to exercise its piggyback rights with respect to a non-shelf registration statement must notify the Company and the other Holders of the number of Registrable Securities it seeks to have included in such registration statement. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day prior to (i) if applicable, the date on which the preliminary prospectus intended to be used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur. No such notice is

8 DOC ID - 33093261.11 required in connection with a shelf registration statement, as Registrable Securities held by all Holders will be included subject to the limitations described in Section 2.3. Section 2.9 Notifications Regarding Demanded Underwritten Takedowns. (a) Prior to exercising their demand rights for an underwritten takedown of Registrable Securities off of a shelf registration statement, the Holders (other than the Trident Investor Group) will consult with each other in this regard. The Company will keep the Holders contemporaneously apprised of all pertinent aspects of any underwritten shelf takedown in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Holders be notified by the Company of an anticipated underwritten takedown (whether pursuant to a demand made by other Holders or made at the Company’s own initiative) no later than 5:00 pm, New York City time, on (i) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all cases, the second trading day prior to the date on which the pricing of the relevant takedown occurs. (b) Any Holder wishing to exercise piggyback rights (if any) with respect to an underwritten shelf takedown must notify the Company and the other Holders of the number of Registrable Securities it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (i) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs. (c) Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown. Section 2.10 Plan of Distribution, Underwriters and Counsel. If a majority of the shares or other Registrable Securities proposed to be sold in an underwritten offering through a non-shelf registration statement or through a shelf takedown is being sold by the Company for its own account, the Company will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, the Holders holding a majority of the Registrable Securities requested to be included in such offering, in consultation with the Trident Investor Group, will be entitled to determine the plan of distribution and select the managing underwriters, and such Persons will also be entitled to select one or more counsel for the selling Holders (which may be the same as counsel for the Company). In the case of a shelf registration statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect to resales by transferee Holders. Section 2.11 Cutbacks. If the managing underwriters advise the Company and the selling Holders that, in their opinion, the number of shares or other Registrable Securities requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the shares or other Registrable Securities

9 DOC ID - 33093261.11 being offered, such offering will include only the number of shares or other Registrable Securities that the underwriters advise can be sold in such offering. If, absent a demand, the Company has initiated the registration statement and/or offering and is selling shares for its own account in such offering, the Company will have first priority. To the extent of any remaining capacity, and in all other cases where the Company is not selling shares in the relevant offering, the selling Holders will be subject to cutback pro rata based on the number of Registrable Securities initially requested by them to be included in such offering, without distinguishing between Holders based on who made the demand for such offering or who is exercising piggyback rights. If the Company and all of the selling Holders are able to include all of the shares and Registrable Securities initially requested by them to be included in such offering, to the extent of any remaining capacity, securities for the account of other Persons that the Company is obligated to register pursuant to written contractual piggyback registration rights with such Persons may also be included in such offering. With respect to any Trident Demand Offering, in the event that the Trident Investor Group is subject to cutback in accordance with the terms of this Section 2.11 of more than ten percent (10%) of its Registrable Securities to be included in such offering, the Trident Investor Group shall be entitled to an additional Trident Demand Offering in lieu thereof. Section 2.12 Lock-ups. (a) Other than as described in clause (b) below, in connection with any underwritten offering of shares or other Registrable Securities, the Company and each Holder will agree (in the case of Holders, with respect to Registrable Securities respectively held by them) to be bound by the underwriting agreement’s lock-up restrictions (which must apply in like manner to all of them) that are agreed to (x) by the Company, if a majority of the shares or other Registrable Securities being sold in such offering are being sold for its account, and (y) by Holders holding a majority of Registrable Securities being sold by all Holders, if a majority of the shares or other Registrable Securities being sold in such offering are being sold by Holders (the “Lock-Up Period”). Other than as described in clause (b) below, pending the signing of the applicable underwriting agreement, from the point at which a Holder receives written notice that the Company intends to pursue an underwritten registered public offering of shares with respect to which a piggyback opportunity will apply pursuant to this Agreement and until the applicable underwriting agreement is entered into or such offering is abandoned, each Holder agrees to be bound by the same restrictions on transfer as were applicable under the underwriting agreement applicable to the Company’s initial public offering; provided, however, that with respect to the Trident Investor Group any such restrictions on transfer shall not extend for a period longer than 60 days without the prior written consent of the Trident Investor Group; provided, further, however, that in the event of a Block Sale for which piggyback rights are not available hereunder, Holders (other than the TCP Investor Group and AESV Creditcard Consulting LLC and any Transferee of any such Person to whom registration rights are assigned pursuant to Section 4.2) shall not be subject to the restrictions on transfer under this Section 2.12 with respect to such Block Sale. (b) At any time, each Holder shall have the right to elect to relinquish all rights under this Article II. If any Holder makes such election, it will no longer be subject to this Section 2.12. Section 2.13 Expenses. All Registration Expenses incurred in connection with any registration statement or registered offering covering Registrable Securities held by Holders

10 DOC ID - 33093261.11 will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to Registrable Securities sold for the account of a Holder will be borne by such Holder. Section 2.14 Facilitating Registrations and Offerings. (a) If the Company becomes obligated under this Agreement to facilitate a registration and offering of Registrable Securities on behalf of Holders, the Company will do so with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of shares for its own account. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Section 2.14. (b) In connection with each registration statement that is demanded by Holders or as to which piggyback rights otherwise apply, the Company will: (i) prepare and file with the SEC a registration statement covering the applicable Registrable Securities at the earliest practicable date, but in any event not later than 60 days after the demand is made with respect to a long-form registration statement, and 30 days with respect to a short-form registration statement, file amendments thereto as warranted, seek the effectiveness thereof, and file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the Holders and as reasonably necessary in order to permit the offer and sale of such Registrable Securities in accordance with the applicable plan of distribution; (ii) within a reasonable time prior to the filing of any registration statement, any prospectus, any amendment to a registration statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Holders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Holders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Holders or any underwriter available for discussion of such documents; (iii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a registration statement or a prospectus, provide copies of such document to counsel for the Holders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Holders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document; (iv) use all reasonable efforts to cause each registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement and during the distribution of the Registrable Securities (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

11 DOC ID - 33093261.11 (v) notify each Holder promptly, and, if requested by such Holder, confirm such advice in writing, (A) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective if such registration statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462 of the Securities Act, (B) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (C) if, between the effective date of a registration statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (D) of the happening of any event during the period a registration statement is effective as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (vi) furnish counsel for each underwriter, if any, and for the Holders copies of any correspondence with the SEC or any state securities authority relating to the registration statement or prospectus; (vii) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force); and (viii) use all reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible time. (c) In connection with any non-shelf registered offering or shelf takedown (including a Block Sale) that is demanded by Holders or as to which piggyback rights otherwise apply, the Company will: (i) cooperate with the selling Holders and the sole underwriter or managing underwriter of an underwritten offering, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Holders or the sole underwriter or managing underwriter of an underwritten offering of Registrable Securities, if any, may reasonably request at least five days prior to any sale of such Registrable Securities; (ii) furnish to each Holder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the

12 DOC ID - 33093261.11 prospectus, including each preliminary prospectus, by each such Holder and underwriter in connection with the offering and sale of the Registrable Securities covered by the prospectus or the preliminary prospectus; (iii) use all reasonable efforts to register or qualify the Registrable Securities being offered and sold, no later than the time the applicable registration statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Holder holding Registrable Securities covered by a registration statement, shall reasonably request; use all reasonable efforts to keep each such registration or qualification effective during the period such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and each such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction; (iv) cause all Registrable Securities being sold to be qualified for inclusion in or listed on the Nasdaq Capital Market or any securities exchange on which Registrable Securities issued by the Company are then so qualified or listed if so requested by the Holders, or if so requested by the underwriter or underwriters of an underwritten offering of Registrable Securities, if any; (v) cooperate and assist in any filings required to be made with FINRA and in the performance of any due diligence investigation by any underwriter in an underwritten offering; (vi) use all reasonable efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Holders or the lead managing underwriter of an underwritten offering; and (vii) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith: (A) make such representations and warranties to the selling Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings; (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably

13 DOC ID - 33093261.11 satisfactory to the lead managing underwriter, if any) addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters; (C) obtain “cold comfort” letters and updates thereto from the Company’s independent certified public accountants addressed to the selling Holders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings; and (D) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Holders providing for, among other things, the appointment of an agent for the selling Holders for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants. (E) The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns. (d) In connection with each registration and offering of Registrable Securities to be sold by Holders, the Company will, in accordance with customary practice, make available for inspection by representatives of the Holders and underwriters and any counsel or accountant retained by such Holder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise. (e) Each Holder that holds Registrable Securities covered by any registration statement will furnish to the Company such information regarding itself as is required to be included in the registration statement, the ownership of Registrable Securities by such Holder and the proposed distribution by such Holder of such Registrable Securities as the Company may from time to time reasonably request in writing. ARTICLE III INDEMNIFICATION Section 3.1 Indemnification by the Company. In the event of any registration of any Registrable Securities of the Company under the Securities Act pursuant to Article II, the Company hereby indemnifies and agrees to hold harmless, to the fullest extent permitted by Law, each Holder who sells Registrable Securities covered by such registration statement, each other Person, if any, who controls such Holder and each Affiliate of such Holder and their respective directors, officers, members, general and limited partners, equityholders, employees, representatives and agents, each other Person who participates as an underwriter in the offering or sale of such Registrable Securities and each other Person, if any, who controls such underwriter within the meaning of the Securities Act (each, an “Indemnified Party” and collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several,

14 DOC ID - 33093261.11 and reasonable and documented expenses to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon: (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or related document or report; (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of a prospectus, in the light of the circumstances when they were made; or (c) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or related document or report, and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, in any such preliminary, final or summary prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party expressly for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such Registrable Securities by such Holder or any termination of this Agreement. Section 3.2 Indemnification by the Holders and Underwriters. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Article II, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities or any prospective underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 3.1) the Company, all other Holders or any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers and controlling Persons, with respect to any untrue statement in or omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or omission was made in reliance upon and in conformity with written information with respect to such Holder or underwriter furnished to the Company by such Holder or underwriter expressly for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective Affiliates, directors, officers or controlling Persons and will survive the Transfer of such Registrable Securities by such Holder. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds actually

15 DOC ID - 33093261.11 received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Section 3.3 Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article III, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 3.1 or 3.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel selected by the Trident Investor Group and Holders of at least a majority of the Registrable Securities included in the relevant registration, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. In the event the indemnifying party fails to assume the defense of any claim within twenty (20) days after notice thereof is given by the Indemnified Party or fails to pursue with reasonable diligence the defense of the claim, the Indemnified Party shall have the right to undertake the defense of such claim, with counsel selected by the Indemnified Party, at the reasonable cost and expense and for the account of the indemnifying party. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Section 3.4 Contribution. If the indemnification provided for hereunder from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein for reasons other than those described in the proviso in the first sentence of Section 3.1, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a

16 DOC ID - 33093261.11 material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 3.4 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds actually received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Section 3.5 Non-Exclusivity. The obligations of the parties under this Article III will be in addition to any liability which any party may otherwise have to any other party. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement or similar agreement entered into in connection with any offering hereunder are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control. ARTICLE IV OTHER Section 4.1 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto to another party hereto shall be in writing and shall be deemed given (a) when delivered personally, (b) five (5) Business Days after being sent by certified or registered mail, postage prepaid, return receipt requested, (c) one (1) Business Day after being sent by Federal Express or other nationally recognized overnight courier, or (d) if transmitted by e-mail, on the date transmitted (provided no “bounce back” or similar message of non-delivery is received with respect thereto) to parties at the following addresses (or at such other address for a party as shall be specified by prior written notice from such party): if to the Company: Priority Technology Holdings, Inc. 19 West 44th Street, Suite 1416 New York, New York 10036 Email: tpriore@pps.io Attn: Thomas C. Priore

17 DOC ID - 33093261.11 with copy (which shall not constitute notice) to: Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Email: michael.gilligan@srz.com Attn: Michael E. Gilligan if to the TCP Investor Group: 19 West 44th Street, Suite 1416 New York, New York 10036 Email: tpriore@pps.io Attn: Thomas C. Priore with copy (which shall not constitute notice) to: Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Email: michael.gilligan@srz.com Attn: Michael E. Gilligan if to the Trident Investor Group: c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, CT 06830 Attention: Joshua S. Goldman E-mail: jgoldman@stonepoint.com with a copy (which shall not constitute notice): Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 Attention: Howard T. Spilko and Todd E. Lenson Email: hspilko@kramerlevin and tlenson@kramerlevin.com if to any Individual, as set forth on Schedule A. Section 4.2 Assignment. Neither the Company nor any Holder shall assign all or any part of this Agreement without the prior written consent of the Company; provided, however, that any Holder may assign its respective rights and obligations under this Agreement in whole or in part to any of its respective Affiliates without the consent of any other party. Notwithstanding the foregoing, the Trident Investor Group may also assign its rights under this Agreement to (i) any member of the Trident Investor Group or (ii) any other transferee of Registrable Securities in a Transfer of at least fifty percent (50%) of the Registrable Securities

18 DOC ID - 33093261.11 held by the Trident Investor Group as of the date hereof. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding on the parties hereto and their respective successors and permitted assigns. Section 4.3 Amendments; Waiver. This Agreement may be amended, supplemented or otherwise modified, or any provision waived, only by a written instrument executed by the Company, Trident and the Holders holding a majority of the Registrable Securities subject to this Agreement; provided that no such amendment, supplement or other modification or waiver shall adversely affect the economic interests of any Holder hereunder, or increase the obligations of any Holder, disproportionately to other Holders without the written consent of such Holder. For the avoidance of doubt, no consent pursuant to this Section 4.3 shall be required in connection with any amendment or revision to Schedule A unless such amendment or revision is to remove a Holder from such schedule at a time when such Holder would otherwise be entitled to registration rights herein. No waiver by any party of any of the provisions hereof will be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, will be deemed to constitute a waiver by the party taking such action of compliance with any covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement will not operate or be construed as a waiver of any subsequent breach. Section 4.4 Third Parties. This Agreement does not create any rights, claims or benefits inuring to any person that is not a party hereto nor create or establish any third party beneficiary hereto, except for the Indemnified Parties under Article III. Section 4.5 Rule 144. For so long as the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file, in a timely manner, all reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), make and keep public information available, as those terms are understood and defined in Rule 144 and take such further action as any Holder may reasonably request so as to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC, in each case, only to the extent such sales would be permitted under all applicable lock- ups. Upon the request of any Holder, the Company will deliver to such Holder a written statement that it has complied with the reporting requirements of Rule 144, the Securities Act and the Securities Exchange Act. Section 4.6 In-Kind Distributions. If any Holder seeks to effectuate an in-kind distribution of all or part of its Registrable Securities to its direct or indirect equityholders, the Company will, only to the extent such in-kind distribution would be permitted under all applicable lock-ups, cooperate with such Holder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Holder, as well as any resales by such transferees under a shelf registration statement covering such distributed Registrable Securities.

19 DOC ID - 33093261.11 Section 4.7 No Inconsistent Agreements. The Company has not entered, and will not hereafter enter, into any agreement with respect to its securities which is inconsistent with the rights granted to the Trident Investor Group in this Agreement. Section 4.8 Mergers. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to “Registrable Securities” shall be deemed to be references to the securities which the Holders would be entitled to receive in exchange for Registrable Securities under any such merger, consolidation or reorganization, provided, however, that the provisions of this Agreement shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holders are entitled to receive in exchange therefor (i) cash or (ii) securities of the acquiring corporation which may be immediately sold to the public pursuant to an effective registration statement under the Securities Act or pursuant to an exemption therefrom which permits sales without limitation as to volume or the manner of sale on a nationally recognized securities exchange. Section 4.9 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law principles thereof, to the extent such principles would require or permit the applicability of the laws of another jurisdiction. Section 4.10 CONSENT TO JURISDICTION. EACH OF THE PARTIES HERETO CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE AND COUNTY OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE PARTIES HERETO ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL AND NONAPPEALABLE JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF VIA OVERNIGHT COURIER, TO SUCH PARTY AT THE ADDRESS SPECIFIED IN THIS AGREEMENT, SUCH SERVICE TO BECOME EFFECTIVE FOURTEEN CALENDAR DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY PARTY HERETO TO SERVE ANY SUCH LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER OR TO BRING ACTIONS, SUITS OR PROCEEDINGS AGAINST THE OTHER PARTIES HERETO IN SUCH OTHER JURISDICTIONS, AND IN SUCH MANNER, AS MAY BE PERMITTED BY ANY APPLICABLE LAW.

20 DOC ID - 33093261.11 Section 4.11 MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT. Section 4.12 Specific Performance. Each of the parties hereto acknowledges and agrees that in the event of any breach of this Agreement by any of them, the non-breaching party would be irreparably harmed and could not be made whole by monetary damages. Each party accordingly agrees to waive the defense in any action for specific performance that a remedy at law would be adequate and that the parties, in addition to any other remedy to which they may be entitled at law or in equity, shall be entitled to compel specific performance of this Agreement. Section 4.13 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof. There are no agreements, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all other prior agreements and understandings between the parties with respect to such subject matter. Section 4.14 Severability. If one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by Law. Section 4.15 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will be deemed to be one and the same instrument. Section 4.16 No Recourse. This Agreement may only be enforced against, and any claims or cause of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement may only be made against the entities that are expressly identified as parties hereto, and no past, present or future Affiliate, director, officer, employee, incorporator, member, manager, partner, stockholder, agent, attorney or representative of any party hereto shall have any liability for any obligations or liabilities of the parties to this Agreement or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Section 4.17 Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall

21 DOC ID - 33093261.11 be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. [Remainder of Page Intentionally Left Blank]

[Signature Page to Amended & Restated Registration Rights Agreement] IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. THOMAS C. PRIORE IRREVOCABLE INSURANCE TRUST U/A/D 1/8/2010 By: Lori A. Priore, as Trustee By: Bertrand H. Smyers, as Trustee DocuSign Envelope ID: 8FBA0DD7-8953-42E1-8454-37700771DFAC

[Signature Page to Amended & Restated Registration Rights Agreement] IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. THOMAS C. PRIORE IRREVOCABLE INSURANCE TRUST U/A/D 1/8/2010 By: Lori A. Priore, as Trustee By: Bertrand H. Smyers, as Trustee DocuSign Envelope ID: 8FBA0DD7-8953-42E1-8454-37700771DFAC

[Signature Page to Amended & Restated Registration Rights Agreement] IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above. TRIDENT FINXERA HOLDINGS LP By: Name: Scott Bronner Title: President

DOC ID - 33093261.11 Schedule A Individuals 1. AESV Creditcard Consulting LLC 2. Bruce Mattox 3. David McMiller 4. Sean Kiewiet 5. Tom Liney 6. Ranjana Ram 7. Bill Wilson 8. Sanj Goyle 9. Praveer Kumar 10. Goyle Nanda 2018 Irrevocable Trust dated October 26, 2018 11. Kumar Gupta 2018 Irrevocable Trust dated October 24, 2018 12. Kumar Gupta 2019 Irrevocable Trust dated February 6, 2019 13. John Lawrence 14. The Lawrence 2020 Irrevocable Trust 15. Prashant Gupta 16. Prathiba Ramasubramanian

Exhibit A Escrow Agreeement

KL2 3248502.1 ESCROW AGREEMENT This ESCROW AGREEMENT (this “Agreement”) is entered into as of [●], 2021 by and among Priority Technology Holdings, Inc., a Delaware corporation (“Parent”), Stone Point Capital LLC, a Delaware limited liability company, in its capacity as the Equityholder Representative (the “Equityholder Representative”), and American Stock Transfer & Trust Company, LLC, as escrow agent (the “Escrow Agent”). Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement (as defined below); provided, however, that it is understood and agreed that the Escrow Agent has no knowledge of any capitalized term not defined within this Agreement. Parent and the Equityholder Representative are referred to collectively herein as the “Parties” and each individually as a “Party.” RECITALS WHEREAS, Parent, the Equityholder Representative (solely in its capacity as the Equityholder Representative), Finxera Holdings, Inc., a Delaware corporation (the “Company”), and Prime Warrior Acquisition Corp., a Delaware corporation and indirect wholly-owned subsidiary of Parent (“Merger Sub”), are parties to that certain Agreement and Plan of Merger, dated as March 5, 2021 (as it may be amended, modified or restated from time to time, the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company with the Company as the surviving entity; WHEREAS, pursuant to the terms of the Merger Agreement, concurrent with the execution and delivery of this Agreement, Parent shall deposit, or cause to be deposited with the Escrow Agent, [●] shares of common stock, par value $0.001 per share, of Parent (the “Escrow Shares”), in book-entry form and registered in the names of the Stockholders and in the amounts set forth on Exhibit A attached hereto, for purposes of securing the payment of any potential amounts owing to Parent or the Stockholders pursuant to Section 2.8(f) of the Merger Agreement, to be held by the Escrow Agent in accordance with the terms of this Agreement; and WHEREAS, pursuant to the terms of the Merger Agreement, each of Parent and the Equityholder Representative are to execute and deliver to the other and cause the Escrow Agent to duly execute and deliver to Parent and the Equityholder Representative, this Agreement at the Closing. NOW, THEREFORE, in consideration of the premises and the mutual obligations and covenants set forth herein, the Parties and the Escrow Agent agree as follows: 1. Appointment. The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein. 2. Receipt of the Escrow Shares. The Escrow Agent will acknowledge via email its receipt of the Escrow Shares for deposit into the Escrow Account (as defined below). 3. Investment of the Escrow Shares. The Escrow Agent shall hold the Escrow Shares in a separate, non-interest bearing demand deposit account for the purpose of holding documents or other assets that may deposited (the “Escrow Account”), and no other

2 KL2 3248502.1 investment shall be permitted hereunder. The Escrow Shares shall be held and disbursed solely for the purposes and in accordance with the terms of this Agreement and shall not be subject to any voluntary encumbrances. In addition, Escrow Agent has not, does not and shall not verify or assess, nor does it make any representation or warranty as to the value, validity or transferability of the purported content of any Escrow Shares. The Parties hereby represent and warrant, severally as to each such Party and not jointly, that (i) the contents of the Escrow Shares complies with all applicable laws and regulations, including, without limitation, laws and regulations relating to the prevention of money laundering, and (ii) such contents do not, directly or indirectly, relate to any country, entity or person that is the subject of any sanctions administered by the U.S. Office of Foreign Assets Control, and no transaction contemplated by the documents contained in the Escrow Shares would violate any such sanctions if conducted by a person to which such sanctions apply. 4. Voting, Dividends, etc. (a) The Stockholders shall remain the beneficial owners of the Escrow Shares unless any such Escrow Shares are transferred to Parent pursuant to this Agreement and, until such time, the Stockholders shall retain all rights and benefits of a holder of such Escrow Shares (or any shares of capital stock issued in respect thereof), including the right to vote the Escrow Shares (and any shares of capital stock issued in respect thereof), subject to the terms and limitations of this Agreement. The Parties hereby agree that any proxy solicitation materials with respect to the Escrow Shares shall be delivered directly to each Stockholder with respect to any Escrow Shares beneficially owned by such Stockholder, and such Stockholder shall be entitled to vote such Escrow Shares as if such Escrow Shares were held directly. (b) The Parties agree that any dividends payable in cash in respect of the Escrow Shares and all dividends payable in securities or other non-cash property, including without limitation, shares or other securities issued upon a stock split, stock dividend, subdivision, recapitalization, merger or other similar events (collectively, “Dividends”), in each case, shall not be distributed or issued to the Stockholders as the beneficial owners of such Escrow Shares, but rather shall be retained by Parent and held in trust with respect to the Escrow Shares. Upon the final disbursement of the Escrow Shares pursuant to Section 5 below, any Dividends held by Parent in trust with respect to Escrow Shares that are ultimately distributed to any Stockholder shall be distributed or issued to such Stockholder. 5. Disbursement. As between the Parties, except as expressly provided herein, the rights of, in and to the Escrow Shares shall be governed by and determined exclusively pursuant to the Merger Agreement. The Escrow Shares shall be held in escrow under the terms of this Agreement and released by the Escrow Agent only as follows: (a) Purchase Price Adjustment. As promptly as practicable, but in no event later than the third (3rd) Business Day following the final determination of the Actual Adjustment pursuant to Section 2.8(e) of the Merger Agreement, Parent and the Equityholder Representative shall provide the Escrow Agent with joint written instructions executed by an Authorized Representative of each such Party (a “Joint Instruction”) specifying the specific Escrow Shares (if any) to be released from the Purchase Price Adjustment Account to (i) Parent or (ii) the Paying Agent (for further distribution to the Stockholders in accordance with their pro

3 KL2 3248502.1 rata share as set forth on Exhibit A attached hereto), in each case, less any tax deductions or withholdings required under applicable law, as provided in the Merger Agreement and set forth in the Joint Instruction. (b) No Duty to Calculate or Confirm. In any case hereunder in which the Escrow Agent is provided with a Joint Instruction or an Equityholder Representative Instruction, as applicable, the Escrow Agent shall be entitled to entirely rely on such instruction and the information contained therein with no responsibility to calculate or confirm amounts or percentages to release. (c) Timing of Distributions. Upon receipt by the Escrow Agent of any proper release instructions pursuant to clause (a) above, the Escrow Agent shall promptly, and in any event within three (3) Business Days after receipt of such instructions, distribute to the applicable Party or Parties (or their respective designees), in the case of a Joint Instruction, the specific Escrow Shares, set forth in such Joint Instruction. 6. Duties of the Escrow Agent. (a) Duties in General. The Escrow Agent shall have only those duties as are specifically and expressly provided herein, which shall be deemed purely ministerial in nature, and no other duties, including but not limited to any fiduciary duty, shall be implied. The Escrow Agent shall neither be responsible for, nor chargeable with, knowledge of, nor have any requirements to comply with, the terms and conditions of any other agreement, instrument or document between the Parties in connection herewith, if any, including without limitation the Merger Agreement (the “Underlying Agreements”), nor shall the Escrow Agent be required to determine if any person or entity has complied with any Underlying Agreement, nor shall any additional obligations of the Escrow Agent be inferred from the terms of the Underlying Agreements, even though reference thereto may be made in this Agreement. As between the Escrow Agent and the Parties, in the event of any conflict between the terms and provisions of this Agreement, those of any Underlying Agreement, any schedule or exhibit attached to this Agreement or any other agreement among the Parties, the terms and conditions of this Agreement shall control. The Escrow Agent may rely upon and shall not be liable for acting or refraining from acting upon any written notice, document, instruction or request furnished to it hereunder and believed in good faith by it to be genuine and to have been signed by an Authorized Representative(s) as applicable, without inquiry and without requiring substantiating evidence of any kind. The Escrow Agent shall not be liable to any Party, any beneficiary or other person for refraining from acting upon any instruction setting forth, claiming, containing, objecting to, or related to the transfer or distribution of the Escrow Shares, or any portion thereof, unless such instruction shall have been delivered to the Escrow Agent in accordance with this Agreement, including Section 11 and Section 12 below, and the Escrow Agent has been able to satisfy any applicable security procedures as may be required pursuant to Section 12. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. The Escrow Agent shall have no duty to solicit any payments which may be due to it or the Escrow Shares nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder.

4 KL2 3248502.1 (b) Exculpation. The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that a final adjudication of a court of competent jurisdiction determines that the Escrow Agent’s (or its affiliates’ or agents’) fraud, bad faith, gross negligence or willful misconduct was the cause of any direct loss to any Party. The Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents; provided, however, that the Escrow Agent shall not thereby be relieved of any of its obligations under this Agreement. The Escrow Agent may consult with counsel, accountants and other skilled persons to be selected and retained by it. The Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with, or in good faith reliance upon, the advice or opinion of any such counsel, accountants or other skilled persons. In the event that the Escrow Agent shall be uncertain or believe there is some ambiguity as to its duties or rights hereunder or shall receive instructions, claims or demands from any Party which, in its good faith opinion, conflict with any of the provisions of this Agreement, it shall be entitled either to (i) refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be given (A) a Joint Instruction or an Equityholder Representative Instruction, as applicable, in writing by the applicable Party or Parties which eliminates such ambiguity or uncertainty to the satisfaction of the Escrow Agent or (B) a final court order or judgment of a court of competent jurisdiction (it being understood that the Escrow Agent shall be entitled conclusively to rely and act upon any such court order and shall have no obligation to determine whether any such court order is final); or (ii) file an action in interpleader provided that, in each case, the Escrow Agent provides prompt notice thereof to Parent and the Equityholder Representative after taking any such action or declining to take any such action. The Parties agree to pursue any redress or recourse in connection with any dispute without making the Escrow Agent a party to the same. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. 7. Termination of Escrow Account; Succession. (a) This Agreement shall terminate, and the related Escrow Account shall be closed, if and when, and not before, all Escrow Shares in the Escrow Account shall have been distributed by the Escrow Agent in accordance with this Agreement. (b) The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving no less than thirty (30) days advance notice in writing of such resignation to the Parties, and the Parties shall have the right to terminate the services of the Escrow Agent hereunder at any time by giving written notice (with such written notice being signed by Parent and the Equityholder Representative) of such termination to the Escrow Agent which shall be no less than thirty (30) days from the date of the issued termination notice, in each case specifying the effective date of such resignation or termination. If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation or termination or if such appointment is contrary to applicable law, the Escrow Agent may either (i) petition any court of competent jurisdiction located in the State of Delaware for the appointment of a successor escrow agent or other appropriate relief or (ii) appoint a

5 KL2 3248502.1 successor escrow agent of its own choice. Any such resulting appointment shall be binding upon all of the parties hereto, and no appointed successor escrow agent shall be deemed to be an agent of the Escrow Agent, so long as any such successor escrow agent is capable of performing the duties of escrow agent under this Agreement and is qualified and licensed in all applicable jurisdictions. The Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Escrow Shares (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery the Escrow Agent’s obligations hereunder shall cease and terminate. Any entity into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all of its escrow business may be transferred, shall be the Escrow Agent under this Agreement without further act. 8. Compensation and Reimbursement. The Parties agree to pay the Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, along with any fees or charges for accounts, including those levied by any governmental authority which the Escrow Agent may impose, charge or pass- through, all of which unless otherwise agreed in writing shall be as described in Schedule 3, which such compensation shall be borne 50% by the Parent and 50% by the Equityholder Representative at the Closing. The obligations set forth in this Section 8 shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Agreement. Each of the Parties further agrees to the disclosures and agreements set forth in Schedule 3. 9. Indemnity. (a) The Parties shall jointly and severally indemnify, defend and save harmless, pay or reimburse the Escrow Agent and its affiliates and their respective successors, assigns, agents and employees (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, litigation, investigations, reasonable and documented out-of-pocket costs or expenses (including, without limitation, the reasonable fees and expenses of outside counsel and experts and their staffs and all reasonable and documented expense of document location, duplication and shipment) (collectively “Losses”), arising out of or in connection with (i) the Escrow Agent’s execution and proper performance of this Agreement, except to the extent that such Losses are finally adjudicated by a court of competent jurisdiction to have been primarily caused by the fraud, gross negligence, willful misconduct or bad faith of any Indemnitee, or (ii) the Escrow Agent following any instructions or other directions, whether joint or singular, from the Parties, in accordance with this Agreement. It is understood that the Escrow Agent does not have a contractual right of set-off or contractual security interest under this Agreement; provided, however, that nothing herein shall be construed as a waiver of any statutory or common law rights to which the Escrow Agent may otherwise be entitled with respect thereto. The indemnity obligations set forth in this Section 9(a) shall survive the resignation, replacement or removal of the Escrow Agent or the termination of this Agreement. (b) Without limiting the foregoing, the Parties hereby agree as among themselves that Parent shall be responsible for one hundred percent (100%) of any fees, expenses or indemnification payments required to be paid to the Escrow Agent pursuant to Section 8 and Section 9 of this Agreement.

6 KL2 3248502.1 10. Taxpayer Identification Numbers; Tax Reporting. Parent shall deliver with respect to itself, and the Equityholder Representative shall deliver with respect to each Stockholder, to the Escrow Agent an IRS Form W-9 or W-8, as applicable, and/or other required documentation that the Escrow Agent may reasonably request. The Escrow Agent shall withhold any taxes it deems appropriate in the absence of proper tax documentation or as required by law, and shall remit such taxes to the appropriate authorities. The Parties hereby represent to the Escrow Agent that no tax reporting of any kind is required under this Agreement so long as the Escrow Shares are held in non-interest bearing demand deposit accounts. 11. Notices. Any notices, demands or communications to the Escrow Agent (except as otherwise set forth in and required by Section 12 below) or a Party hereunder shall be in writing and shall be deemed to have been duly given and received (a) if delivered personally, as of the date received, (b) if delivered by certified mail, return receipt requested, three (3) Business Days after being mailed, (c) if delivered by a nationally recognized overnight delivery service, one (1) Business Day after being entrusted to such delivery service, or (d) if sent via electronic mail or similar electronic transmission, as of the date received; and in each case will be addressed to such party at its address set forth below (or such other address as it may from time to time designate in writing to the Escrow Agent and/or the other Parties). If to the Equityholder Representative: c/o Stone Point Capital LLC 20 Horseneck Lane Greenwich, Connecticut 06830 Attention: Joshua S. Goldman Email: jgoldman@stonepoint.com with a copy (which shall not constitute notice) to: Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036 Attention: Howard T. Spilko and Todd E. Lenson Email: hspilko@kramerlevin.com and tlenson@kramerlevin.com If to Parent: c/o PSD Partners LP 1156 Avenue of the Americas Suite 620 New York, NY 10036

7 KL2 3248502.1 Attention: Thomas C. Priore E-mail: tpriore@pps.io with a copy (which shall not constitute notice) to: Wilmer Cutler Pickering Hale & Dorr LLP 7 World Trade Center 250 Greenwich Street New York, NY 10007 Attention: Michael E. Gilligan E-mail: michael.gilligan@wilmerhale.com If to the Escrow Agent: American Stock Transfer & Trust Company LLC Corporate Actions Department 6201 15th Avenue Brooklyn NY 11219 Email: dbarker@astfinancial.com Attention: David Barker, Relationship Manager Facsimile: 718-765-8729 12. Security Procedures. (a) Notwithstanding anything to the contrary in Section 11, any instructions setting forth, claiming, containing, objecting to, or in any way related to the transfer or distribution of the Escrow Shares, including but not limited to any such funds transfer or Escrow Shares instructions that may otherwise be set forth in a written instruction permitted pursuant to this Agreement, may be given to the Escrow Agent only by confirmed facsimile or as a PDF attached to an email executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of their designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedules 1-A and 1-B (each, an “Authorized Representative”), and no instruction for or related to the transfer or distribution of the Escrow Shares, or any portion thereof, shall be deemed delivered and effective unless the Escrow Agent actually shall have received such instruction by facsimile or email at the number or email address provided to the Parties by the Escrow Agent in accordance with Section 11 and in the case of a facsimile as further evidenced by a confirmed transmittal to that number. Each Designation of Authorized Representatives for Parent or the Equityholder Representative shall be signed by a Secretary, any Assistant Secretary or other duly authorized officer or representative of Parent or the Equityholder Representative, as applicable. The Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Escrow Shares in the Escrow Account if delivered to any other facsimile number or email address, including but not limited to a valid email address of any employee of the Escrow Agent. (b) In the event that any funds transfer instructions or Escrow Shares disbursement instructions are received by the Escrow Agent in accordance with this Agreement,

8 KL2 3248502.1 the Escrow Agent is authorized to seek confirmation of such Joint Instruction by a single telephone callback or email confirmation to one of the Authorized Representatives designated on Schedule 1-A or Schedule 1-B, and the Escrow Agent may rely upon the confirmation of anyone purporting to be that Authorized Representative. No funds will be disbursed until an Authorized Representative is able to confirm such instructions by telephone callback or email confirmation. The persons and telephone numbers or email addresses for callbacks or email confirmations may be changed only in a writing executed by an Authorized Representative of the applicable Party and actually received and acknowledged by the Escrow Agent via facsimile or as a PDF attached to an email. The Escrow Agent will confirm any such change in Authorized Representatives by a telephone callback or email confirmation to an Authorized Representative of such Party and the Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative. The Escrow Agent, any intermediary bank and the beneficiary’s bank in any transfer of Escrow Shares may rely solely upon the identifying number of the beneficiary’s bank or any intermediary bank included in a Joint Instruction provided by Parent and the Equityholder Representative and confirmed by an Authorized Representative. Further, the beneficiary’s bank in the funds transfer instruction may make payment on the basis of the account number provided in such Party’s or the Parties’ instruction and confirmed by an Authorized Representative even though it identifies a person different from the named beneficiary. Notwithstanding anything to the contrary, the Parties acknowledge and agree that Escrow Agent (i) shall have no obligation to take any action in connection with this Agreement on a non-Business Day and any action Escrow Agent may otherwise be required to perform on a non-Business Day may be performed by Escrow Agent on the following Business Day and (ii) may not transfer or distribute the Escrow Shares or Escrow Shares until Escrow Agent has completed its security procedures. (c) Notwithstanding anything to the contrary contained in this Agreement, in the event that an electronic signature is affixed to an instruction issued hereunder to disburse or transfer Escrow Shares, such instruction shall be confirmed by a verifying callback (or email confirmation) to an Authorized Representative. The Parties acknowledge that the security procedures set forth in this Section 12 are commercially reasonable. 13. Compliance with Directives. In the event that a legal garnishment, attachment, levy, restraining notice, court order or other governmental order (a “Directive”) is served with respect to any of the Escrow Shares, or the delivery thereof shall be stayed or enjoined by a Directive, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such Directives so entered or issued, and in the event that the Escrow Agent obeys or complies with any such Directive it shall not be liable to any of the Parties or to any other person, entity, firm or corporation, by reason of such compliance notwithstanding that such Directive may be subsequently reversed modified, annulled, set aside or vacated. 14. Assignment. Parent and the Equityholder Representative may assign their respective rights under this Agreement to the same extent they are permitted to assign their rights and obligations under the Merger Agreement; provided, however, that no such assignment shall relieve Parent or the Equityholder Representative of their respective obligations hereunder, and the assignment shall not take effect until the Escrow Agent receives, reviews and approves requested “know your customer” documents for the Party to be assigned. If upon the completion of such screening, the Escrow Agent agrees to the proposed assignment, the Escrow Agent shall deliver an assignment agreement or other agreement, as appropriate, to the Parties for execution.

9 KL2 3248502.1 The Escrow Agent shall not be permitted to assign its obligations hereunder except as provided in Section 7(b) above. 15. Miscellaneous. (a) This Agreement, including the schedules attached hereto (as between the parties hereto), and the Merger Agreement (as between the Parties) embody the entire agreement and understanding of the parties hereto concerning the Escrow Shares and, in the event of any inconsistency between this Agreement and the Merger Agreement, the Merger Agreement shall control; provided, however, that this Agreement shall control in respect of the rights and obligations of the Escrow Agent. The Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any agreement other than this Agreement, including without limitation the Merger Agreement. This Agreement may be amended only by a writing signed by the parties hereto. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD FOR THE CONFLICTS OF LAWS PRINCIPLES THEREOF. The Parties each represent, warrant and covenant that each document, notice, instruction or request provided by such Party to the Escrow Agent shall comply with applicable laws and regulations. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. (b) EACH PARTY AND THE ESCROW AGENT HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE DELAWARE COURT OF CHANCERY (OR, ONLY IF THE DELAWARE COURT OF CHANCERY DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, ANY U.S. FEDERAL COURT SITTING IN THE STATE OF DELAWARE) AND ANY APPELLATE COURT THEREOF IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, AND AGREES THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE BROUGHT ONLY IN SUCH COURT (AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS OR ANY OTHER OBJECTION TO VENUE THEREIN). Any and all process may be served in any action, suit or proceeding arising in connection with this Agreement by complying with the provisions of Section 11. Such service of process shall have the same effect as if the party being served were a resident in the State of Delaware and had been lawfully served with such process in such jurisdiction. The parties hereto hereby waive all claims of error by reason of such service. Nothing herein shall affect the right of any party hereto to service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction to enforce judgments or rulings of the aforementioned courts. To the extent that in any jurisdiction any party hereto may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such party hereto shall not claim, and hereby irrevocably waives, such immunity. No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes beyond its control. Except as expressly provided in Section 9 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or

10 KL2 3248502.1 in respect of the Escrow Account or this Agreement. EACH PARTY AND THE ESCROW AGENT IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF EACH PARTY AND THE ESCROW AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF. (c) This Agreement and any Joint Instruction and any Equityholder Representative Instruction may be executed in one or more counterparts, each of which will be deemed to be an original copy and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission or as a PDF attached to an email shall constitute effective execution and delivery of this Agreement and signatures transmitted by facsimile or as a PDF attached to an email shall be deemed to be original signatures for all purposes. (d) The Escrow Agent shall keep the information with respect to this Agreement and the Escrow Account, the Parties, or any transaction hereunder confidential. Notwithstanding the immediately preceding sentence, the Parties authorize the Escrow Agent to disclose information with respect to this Agreement and the Escrow Account, the Parties, or any transaction hereunder if such disclosure is: (i) necessary for the purpose of allowing the Escrow Agent to perform its duties and to exercise its powers and rights hereunder; (ii) to a proposed assignee permitted under this Agreement of the rights of the Escrow Agent to the extent that such assignee is subject to confidentiality obligations with respect to any such disclosure; (iii) to a branch, affiliate, subsidiary, employee or agent of the Escrow Agent or to their auditors or legal advisers, who shall be subject to confidentiality obligations with respect to any such disclosure; (iv) to the regulators of a branch, affiliate, subsidiary, employee or agent of the Escrow Agent or to any competent court; (v) to the auditors of any of the Parties; or (vi) required by applicable law, regardless of whether the disclosure is made in the country in which each Party resides, in which the Escrow Account are maintained, or in which the transaction is conducted; provided, however, that in the case of each of clauses (i), (ii) and (iii) above, the Escrow Agent shall be responsible for the failure of any party to which the Escrow Agent discloses such information as permitted by such clauses to keep such information confidential in accordance with this Section 15(d). This Section 15(d) shall not apply to information that (A) is or becomes publicly available other than as a result of the Escrow Agent’s breach of this Agreement, (B) was obtained by the Escrow Agent from a third party that is not, to the Escrow Agent’s knowledge, subject to an obligation of confidentiality with respect to such information or (C) was independently developed by the Escrow Agent without reference to such information. The Parties agree that such disclosures by the Escrow Agent and its affiliates may be transmitted across national boundaries and through networks, including those owned by third parties. (e) If any provision contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, unless the invalidity of any such provision substantially deprives any party hereof of the practical benefits intended to be conferred by this Agreement. Notwithstanding the foregoing, any provision of this Agreement held invalid, illegal or unenforceable only in part or degree shall remain in full force

11 KL2 3248502.1 and effect to the extent not held invalid or unenforceable, and the determination that any provision of this Agreement is invalid, illegal or unenforceable as applied to particular circumstances shall not affect the application of such provision to circumstances other than those as to which it is held invalid, illegal or unenforceable, and any court of competent jurisdiction is authorized to adjust such provision to make it valid, legal and enforceable and such provision as so adjusted shall bind the parties hereto. (f) The headings contained in this Agreement are solely for the purpose of reference and convenience, are not part of the agreement of the parties hereto, and shall not in any way limit, modify or otherwise affect the meaning or interpretation of this Agreement. References to “Sections” refer to corresponding sections of this Agreement unless otherwise specified. Unless the context requires otherwise, the words “include,” “including” and variations thereof mean including without limitation; and the words “hereof,” “hereby,” “herein,” “hereunder” and similar terms refer to this Agreement as a whole and not any particular section or article in which such words appear. Unless the context requires otherwise, words in the singular include the plural, words in the plural include the singular, and words indicating gender shall be applicable to all genders. Currency amounts referred to herein are in U.S. Dollars. References to a number of days refer to calendar days unless Business Day(s) are specified. “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed. Except as otherwise specified, whenever any action must be taken on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. [SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO ESCROW AGREEMENT] KL2 3248502.1 To evidence their agreement, the Parties and the Escrow Agent have caused this Agreement to be executed on the date first written above. PRIORITY TECHNOLOGY HOLDINGS, INC. By: Name: Title:

[SIGNATURE PAGE TO ESCROW AGREEMENT] KL2 3248502.1 STONE POINT CAPITAL LLC, AS EQUITYHOLDER REPRESENTATIVE By: Name: Scott Bronner Title: Managing Director

[SIGNATURE PAGE TO ESCROW AGREEMENT] KL2 3248502.1 AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS ESCROW AGENT By: Name: Title:

KL2 3248502.1 Sch. 1-A - 1 SCHEDULE 1-A PARENT DESIGNATION OF AUTHORIZED REPRESENTATIVES The undersigned, [-], being the duly elected, qualified and acting [Chief Executive Officer and Chairman] of Priority Technology Holdings, Inc. (“Parent”), does hereby certify: 1. That each of the following representatives is at the date hereof an Authorized Representative of Parent, as such term is defined in the Escrow Agreement, dated [●], [●] (the “Escrow Agreement”), by and among American Stock Transfer & Trust Company, LLC (the “Escrow Agent”), Parent and Stone Point Capital LLC, that the signature appearing opposite each Authorized Representative’s name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up- to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Parent such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Parent is an individual. Parent acknowledges that pursuant to this Schedule, the Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Parent nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Parent agrees to be bound by any instruction from such Authorized Representative, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction. NAME SIGNATURE TELEPHONE & CELL NUMBERS & EMAIL ___________________ _____________________ (office) ___________________ (cell) ___________________ ___________________ _____________________ (email) ___________________ (office) ___________________ (cell) ___________________ ___________________ ______________________ (email) ___________________ (office) ___________________ (cell) ___________________

KL2 3248502.1 Sch. 1-A - 2 (email) ___________________ 2. Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation. 3. This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof. 4. That pursuant to Parent’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Parent, and that the undersigned has so executed this Designation this ____ day of _____, [●]. 5. Notwithstanding the above, if Parent is an individual, no signature will be required below. Signature: _____________________________ Name: Title: FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-A All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.

SCHEDULE 1-B

EQUITYHOLDER REPRESENTATIVE

DESIGNATION OF AUTHORIZED REPRESENTATIVES

The undersigned, Scott Bronner, being a Managing Director of Stone Point Capital LLC ("Stone Point"), does hereby certify:

1. That each of the following representatives is at the date hereof an Authorized Representative of Stone Point, as such term is defined in the Escrow Agreement, dated [•], [•] (the "Escrow Agreement"), by and among American Stock Transfer & Trust Company, LLC (the "Escrow Agent"), Priority Technology Holdings, Inc., and Stone Point, that the signature appearing opposite each Authorized Representative's name is the true and genuine signature of such Authorized Representative, and that each Authorized Representative's contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Stone Point such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Stone Point is an individual. Stone Point acknowledges that pursuant to this Schedule, the Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Stone Point nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Stone Point agrees to be bound by any instruction received from such Authorized Representative, whether or not authorized, confirmed by callback or email confirmation to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE & CELL NUMBERS & EMAIL
Joshua S. Goldman	____________________	(office) (203) 862-3144 (cell) (518) 588-5863 (email) jgoldman@stonepoint.com
Richard A. Goldman	____________________	(office)(203) 862-2950 (cell) (917) 584-1098 (email) rgoldman@stonepoint.com
Sally A. DeVino	____________________	(office) (203) 862-2954

KL2 3248502.1

Sch. 1-B - 1

KL2 3248502.1 Sch. 1-B - 2 (cell) (203) 517-6043 (email) sdevino@stonepoint.com

KL2 3248502.1 Sch. 1-B - 2 2. Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation. 3. This Schedule may be signed in counterparts and the undersigned certifies that any signature set forth on an attachment to this Schedule is the true and genuine signature of an Authorized Representative and that each such Authorized Representative’s contact information is current and up-to-date at the date hereof. 4. That pursuant to Stone Point’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Stone Point, and that the undersigned has so executed this Designation this ___ day of ________, [●]. 5. Notwithstanding the above, if Stone Point is an individual, no signature will be required below. Signature:_____________________________ Name: Scott Bronner Title: Managing Director FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-B All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.

Sch. 3 - 1 KL2 3248502.1 SCHEDULE 3 Fee Schedule: One-Time Fee of $7,500

KL2 3248502.1 Exhibit A Stockholder # of Escrow Shares Pro Rata Share Trident Finxera Holdings LP Bill Wilson Sanjoy Goyle Praveer Kumar Goyle Nanda 2018 Irrevocable Trust dated October 26, 2018 Kumar Gupta 2018 Irrevocable Trust dated October 24, 2018 John Lawrence The Lawrence 2020 Irrevocable Trust Prashant Gupta Prathibha Ramasubramanian Donald Suva Total 100%